                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                 FIRST REGIONAL BANCORP                0-10232
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                       [LOGO OF FIRST REGIONAL BANCORP]

                             1801 CENTURY PARK EAST
                         CENTURY CITY, CALIFORNIA 90067

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD MAY 18, 1995

  NOTICE IS HEREBY GIVEN TO THE SHAREHOLDERS OF FIRST REGIONAL BANCORP (the "Company") that, pursuant to the Bylaws of the Company and the call of its Board of Directors, the Annual Meeting of Shareholders of First Regional Bancorp will be held in the Cedar Room, CenturyPlaza Hotel and Tower, 2025 Avenue of the Stars, Century City, California on Thursday, May 18, 1995, at 11:00 a.m., for the purpose of considering and voting upon the following matters:

    1. Election of Directors. Electing the following seven (7) persons to the Board of Directors to serve until the 1996 Annual Meeting of Shareholders and until their successors are elected and have qualified:

    Alexander S. Lowy       Lawrence J. Sherman
    Thomas E. McCullough    Jack A. Sweeney
    Frank R. Moothart       Steven J. Sweeney
    Mark Rubin

    2. Other Business. Transacting such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof.

  The Board of Directors has fixed the close of business on March 31, 1995 as the record date for determination of shareholders entitled to notice of, and to vote at, the Meeting.

                                         By Order of the Board of Directors


                                         /s/ Mark Rubin
                                         ---------------------
                                         Mark Rubin, President
                                         First Regional Bancorp

Dated: April 25, 1995

  The Bylaws of the Company provide for the nomination of directors in the following matter:

    "Section 2.11. Nomination of Directors. Nominations for election of members of the board of directors may be made by the board of directors or by any shareholder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations (other than for persons named in the notice of the meeting at which such nominations are to be made) shall be made in writing and shall be delivered or mailed to the president of the corporation by the later of the close of business twenty-one (21) days prior to any meeting of shareholders called for the election of directors or ten (10) days after the date of mailing of notice of the meeting to shareholders. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the corporation owned by the notifying shareholder; (f) with the written consent of the proposed nominee, a copy of which shall be furnished with the notification, whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy, or been adjudged bankrupt. The notice shall be signed by the nominating shareholder and by the nominee. Nominations not made in accordance herewith shall be disregarded by the chairman of the meeting and, upon his instructions, the inspectors of election shall disregard all votes cast for each such nominee. The restrictions set forth in this paragraph shall not apply to the nomination of a person to replace a proposed nominee who had died or otherwise become incapacitated to serve as a director between the last day for giving notice hereunder and the date of election of directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee."

  YOU ARE URGED TO VOTE IN FAVOR OF THE PROPOSALS OF THE COMPANY'S BOARD OF DIRECTORS BY SIGNING AND RETURNING THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE ENCLOSED PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS. ANY SHAREHOLDER GIVING A PROXY MAY REVOKE IT PRIOR TO THE TIME IT IS VOTED BY NOTIFYING THE SECRETARY OF THE COMPANY IN WRITING OF REVOCATION OF YOUR PROXY, OR BY FILING A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON. PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.

                             FIRST REGIONAL BANCORP

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD MAY 18, 1995

                                  INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of Proxies for use at the Annual Meeting of Shareholders (the "Meeting") of First Regional Bancorp (the "Company") to be held in the Cedar Room, Century Plaza Hotel and Tower, 2025 Avenue of the Stars, Century City, California, on Thursday, May 18, 1995, at 11:00 a.m. and at any and all adjournments thereof.

  It is anticipated that this Proxy Statement will be mailed to shareholders eligible to receive notice of and vote at the Meeting on or about April 25, 1995.

  The matters to be considered and voted upon at the Meeting will be:

    1. Election of Directors. Electing seven (7) directors to serve until the 1996 Annual Meeting of Shareholders and until their successors are elected and have qualified. The names of the persons to be placed in nomination for seats on the Board of Directors are:

    Alexander S. Lowy        Lawrence J. Sherman
    Thomas E. McCullough     Jack A. Sweeney
    Frank R. Moothart        Steven J. Sweeney
    Mark Rubin

    2. Other Business. Transacting such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

REVOCABILITY OF PROXIES

  A form of Proxy for voting your shares at the Meeting is enclosed. Any shareholder who executes and delivers such a Proxy has the right to and may revoke it at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it or a duly executed Proxy bearing a later date. In addition, the powers of the Proxy Holders will be revoked if the person executing the Proxy is present at the Meeting and elects to vote in person by advising the Chairman of the Meeting of his/her election to vote in person, and by voting in person at the Meeting. Subject to such revocation, all shares represented by a properly executed Proxy received in time for the Meeting will be voted by the Proxy Holders in accordance with the instructions on the Proxy. IF NO INSTRUCTION IS SPECIFIED WITH RESPECT TO A MATTER TO BE ACTED UPON, THE SHARES REPRESENTED BY YOUR EXECUTED PROXY WILL BE VOTED IN FAVOR OF THE ELECTION OF THE NOMINEES FOR DIRECTORS SET FORTH HEREIN. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE MEETING, THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE COMPANY'S BOARD OF DIRECTORS.

PERSONS MAKING THE SOLICITATION

  This solicitation of Proxies is being made by the Board of Directors of the Company. The expense of preparing, assembling, printing and mailing this Proxy Statement and the materials used in the solicitation of Proxies for the Meeting will be borne by the Company. It is contemplated that Proxies will be solicited principally through the use of the mail, but officers, directors and employees of the Company and its subsidiary, First Regional Bank (the "Bank"), may solicit Proxies personally or by telephone, without receiving special compensation therefor. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these Proxy Materials to shareholders whose stock in the Company is held of record by such entities. In addition, the Company may use the services of individuals or companies it does not regularly employ in connection with this solicitation of Proxies, if Management determines it advisable.

                               VOTING SECURITIES

  There were issued and outstanding 2,398,800 shares of the Company's Common Stock on March 31, 1995, which has been fixed as the record date for the purpose of determining the shareholders entitled to notice of and to vote at the Meeting. Each holder of Common Stock will be entitled to one vote, in person or by Proxy, for each share of Common Stock held of record on the books of the Company as of the record date for the Meeting on any matter submitted to the vote of the shareholders, except that in connection with the election of directors, the shares may be voted cumulatively if a shareholder present and voting at the Meeting gives notice at the Meeting and prior to the voting of his or her intention to so vote. Cumulative voting means that a shareholder has the right to vote the number of shares he or she owns as of the record date, multiplied by the number of directors to be elected. This total number of votes may be cast for one nominee or it may be distributed on the same principle among nominees as the shareholder sees fit. If cumulative voting is declared at the Meeting, votes represented by Proxies delivered pursuant to this Proxy Statement may be cumulated in the discretion of the Proxy Holders, in accordance with the recommendations of the Board of Directors.

  Directors are elected by plurality vote. Abstentions and broker non-votes do not have the effect of a vote in opposition to the election of a director. Abstentions are counted toward a quorum which requires a bare majority of outstanding shares.

           SHAREHOLDINGS OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  Management of the Company does not know of any persons other than Jack A. Sweeney, the Company's Chairman of the Board and Chief Executive Officer; Steven Sweeney as Trustee(1); Mark Rubin, the Company's President and Vice Chairman of the Board; and the Six Points Trust, who are the beneficial owners of more than 5% of the Company's outstanding Common Stock as of March 31, 1995. Mr. Rubin's and Mr. Sweeney's business address is 1801 Century Park East, 8th Floor, Century City, California, 90067. The Six Points Trust business address is 19456 Ventura Boulevard, Tarzana, California 91356. Steven Sweeney's business address is c/o Regional Financial Corporation, 1801 Century Park East, Suite 820, Century City, California 90067. The following table sets forth certain information, as of March 31, 1995, concerning the beneficial ownership of the Company's outstanding Common Stock by each of the directors and nominees for director of the Company and by all directors and officers(2) of the Company as a group.

               NAME AND TITLE                     COMMON STOCK         PERCENT
             OTHER THAN DIRECTOR            BENEFICIALLY OWNED(3)(4) OF CLASS(4)
             -------------------            ------------------------ -----------
     Alexander S. Lowy....................            65,000            2.71%
     Thomas E. McCullough.................               -0-              -0-
     Chief Financial Officer, Secretary
     Frank R. Moothart....................            55,000            2.29%
     Mark Rubin...........................           417,350           17.40%
     President and Vice Chairman of the
      Board
     Lawrence J. Sherman..................            46,300(5)         1.93%
     Jack A. Sweeney......................           417,350           17.40%
     Chairman of the Board
      and Chief Executive Officer
     Steven J. Sweeney....................            52,000(1)         2.17%
     All Directors and Officers as a Group
      (7 in Number).......................         1,053,000           43.90%

- --------
(1) Steven Sweeney has voting powers over 156,000 shares but disclaims beneficial interest in all but 52,000 shares.

(2) The term "officer" means the Chairman of the Board and Chief Executive Officer; and the President and Vice Chairman of the Board; and the Secretary.

(3) This figure includes shares beneficially owned, directly or indirectly, together with associates or by or on behalf of minor children or children living at the residence of the director or officer. Unless otherwise indicated, the persons named herein have sole voting power over shares reported.

(4) Shares subject to options held by directors and officers that were exercisable within 60 days after the Record Date ("vested"), are treated as outstanding for the purpose of computing the number and percentage of outstanding securities of the class owned by such person but not for the purpose of computing the percentage of the class owned by any other person. No options are currently vested or vested within 60 days of the Record Date.

(5) Includes 17,000 shares owned by Sherman Industries, Inc.

                             ELECTION OF DIRECTORS

NOMINEES

  The Company's Bylaws currently provide for a range of six (6) to nine (9) directors, and permit the exact number of directors of the Company to be fixed by Board or Shareholder action. The Board of Directors has fixed the number of directors at seven (7). The seven (7) persons named below, all of whom are currently members of the Company's Board of Directors, will be nominated for election as directors to serve until the 1996 Annual Meeting of Shareholders and until their successors are elected and have qualified. Votes will be cast in such a way as to effect the election of all seven (7) nominees, or as many thereof as possible under the rules of cumulative voting (See "VOTING SECURITIES" herein). In the event that any of the nominees should be unable to serve as a director, it is intended that the Proxy will be voted for the election of such substitute nominees, if any, as shall be designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unavailable to serve if elected. Additional nominations can only be made by complying with the notice provision set forth in the Bylaws of the Company, an extract of which is included in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. This Bylaw provision is designed to give the Board of Directors advance notice of competing nominations, if any, and the qualifications of competing nominees, and may have the effect of precluding third-party nominations if the notice provisions are not followed.

  None of the directors or officers of the Company were selected pursuant to any arrangement or understanding, other than with the directors and officers of the Company and the Bank, acting within their capacities as such. Except for Jack A. Sweeney and Steven J. Sweeney, who are father and son respectively, there are no family relationships between the directors and officers of the Company, and none of the directors or officers of the Company serve as directors of any company which has a class of securities registered under, or which is subject to the periodic reporting requirements of, the Securities Exchange Act of 1934 or any investment company registered under the Investment Company Act of 1940.

  The following table sets forth the names and certain information as of March 31, 1995, concerning the persons to be nominated by the Board of Directors for election as directors of the Company and the officers of the Company:

                                                                  YEAR FIRST  YEAR FIRST
                                                                  APPOINTED    APPOINTED
                                                                  OR ELECTED  OR ELECTED
     NAME AND TITLE                  BUSINESS EXPERIENCE           DIRECTOR   DIRECTOR OF
      (OTHER THAN                      DURING THE PAST              OF THE       FIRST
       DIRECTOR)         AGE              FIVE YEARS               COMPANY   REGIONAL BANK
     --------------      ---         -------------------          ---------- -------------
Alexander S. Lowy....... 56  President, Jamco Development            1988        1988
                             Corporation
Thomas E. McCullough.... 42  Chief Financial Officer, First          1993        1993
Chief Financial Officer      Regional Bancorp; Executive Vice
and Secretary                President and Chief Operating
                             Officer, First Regional Bank
Frank R. Moothart....... 76  Consultant, formerly Vice President,    1981        1979
                             City Investing Company (diversified
                             conglomerate) and President,
                             Southern California Financial
                             Corporation
Mark Rubin.............. 58  President and Vice Chairman of the      1981        1979
President and Vice           Board of First Regional Bancorp;
Chairman of the Board        Vice Chairman of the Board, First
                             Regional Bank; Real Estate Developer
Lawrence J. Sherman..... 71  President, Sherman Industries, Inc.     1981        1979
Jack A. Sweeney......... 65  Chairman of the Board and Chief         1981        1979
Chairman of the Board        Executive Officer First Regional
and Chief Executive          Bancorp; Chairman of the Board and
Officer                      Chief Executive Officer First
                             Regional Bank; Real Estate Developer
Steven J. Sweeney....... 30  Staff Accountant, Ernst & Young;        1994        1994
                             Research Associate, National
                             Economic Research Associates, Inc.;
                             Law Student, University of Southern
                             California

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

  During 1994, the Board of Directors of the Company held twelve (12) regular meetings and the Board of Directors of the Bank held twelve (12) regular meetings.

  The Boards of Directors of the Company and of the Bank have a joint Audit Committee composed of Messrs. Lowy, Moothart, Sherman and Steven J. Sweeney. This committee is responsible for overseeing internal audit functions and for interfacing with the Company's and the Bank's independent certified public accountants, Deloitte & Touche. The Audit Committee met twelve (12) times during 1994.

  The Company and the Bank have a joint Compensation Committee, which consists of Messrs. Lowy, Moothart and Sherman. The Compensation Committee reviews Management's recommendations regarding the granting of stock options, authorizes specific grants and establishes the terms and conditions upon which stock options can be exercised and advises the Board regarding executive compensation and personnel policies.

  The Company's Board of Directors does not have a standing nominating committee.

  During 1994, no director of the Company attended less than 75% of the aggregate meetings of the Company's Board of Directors and its Committees on which such director served.

              COMPENSATION AND OTHER TRANSACTIONS WITH MANAGEMENT

  During 1994, each director received $400 for each regular meeting of the Board of Directors of the Bank attended; $100 for each meeting of the Company's Board attended; and $300 for each meeting of theLoan Committee attended. On this basis, the directors received the following aggregate fees during 1994:
Alexander S. Lowy, $15,900; Thomas E. McCullough, $15,600; Frank R. Moothart, $13,500; Mark Rubin, $14,100; Lawrence J. Sherman, $15,900; Jack A. Sweeney, $15,900; Steven J. Sweeney, $5,500.

  The following table sets forth a summary of annual and long term compensation for the Chief Executive Officer of the Company and all executive officers with compensation, paid or accrued, in excess of $100,000.


                    ANNUAL COMPENSATION(6)         AWARDS                  PAYOUTS
                  --------------------------- -----------------    -----------------------
  NAME AND                          OTHER     RESTRICTED OPTION                  ALL
 PRINCIPAL                          ANNUAL      STOCK    SHARES     LTIP        OTHER
  POSITION   YEAR  SALARY  BONUS COMPENSATION   AWARDS   SAR'S     PAYOUTS COMPENSATION(7)
 ---------   ---- -------- ----- ------------ ---------- ------    ------- ---------------
 Jack A.     1994 $135,000  -0-      N/A         None    75,000(8)   N/A         N/A
  Sweeney
  Chairman   1993 $135,000  -0-      N/A         None      None      N/A         N/A
  of the
  Board and
  Chief Ex-  1992 $130,000  -0-      N/A         None    75,000(8)   N/A         N/A
  ecutive
  of the
  Company
  and the
  Bank
 Mark Rubin  1994 $135,000  -0-      N/A         None    75,000(8)   N/A         N/A
  Vice       1993 $135,000  -0-      N/A         None      None      N/A         N/A
  Chairman
  of the
  Board of
  the Com-   1992 $130,000  -0-      N/A         None    75,000(8)   N/A         N/A
  pany and
  the Bank,
  President
  of the
  Company

- --------
(6) Does not include director fees but does include monies deferred pursuant to the Bank's 401(k) Plan and Income Deferred.
(7) The Bank furnishes and plans to continue to furnish to certain officers the use of Bank-owned automobiles which are used primarily for Bank business purposes. The Bank has provided and plans to continue to provide certain of its officers with memberships in various clubs, which are also used primarily for bank business, as well as certain specified life and medical insurance benefits. Since portions of the automobile expenses, club membership fees and insurance premiums attributable to personal use are not believed to exceed $25,000 or ten percent (10%) of the compensation reported in the table per individual, such amounts have not been included in the foregoing figures. The "cash compensation" figures include monies deferred pursuant to the Bank 401(k) Plan and the Bank's Income Deferral Plan.
(8) Option shares only; the Company has not issued any Stock Appreciation Rights ("SARs"). Options granted in 1992 were cancelled in 1994 and new options granted.

STOCK OPTIONS

  On October 15, 1981, the Board of Directors of the Company adopted and on December 31, 1981, the shareholders approved the Great American Bancorp 1981 Stock Option Plan which was intended to advance the interests of the Company by encouraging stock ownership on the part of the Company's and the Bank's employees. The Stock Option Plan provided for the issuance of 660,840 shares of the Company's authorized but unissued Common Stock.

  As of March 31, 1995, 244,000 shares had been issued pursuant to already exercised options, and there were no shares subject to outstanding options under the 1981 Plan. The 1981 Plan expired, by its own terms, on January 3, 1992.

  On April 18, 1991, the Board of Directors of the Company adopted, and on May 31, 1991 the shareholders approved, the First Regional Bancorp 1991 Stock Option Plan (the "1991 Plan"). The 1991 Plan provides for the grant of "incentive stock options" as permitted under Section 422 of the Internal Revenue Code of 1986 (the "Code"), as well as for the grant of non-qualified stock options. The 1991 Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

  The 1991 Plan provides for the issuance of up to 350,000 shares of the Company's Common Stock to directors, officers and key employees of the Company or any subsidiary of the Company, subject to adjustment in the event of certain changes in the capital structure of the Company. As of March 31, 1995, 330,000 shares were subject to outstanding options under the 1991 Plan with option exercise prices of between $2.00 and $2.50 per share, and 20,000 shares were available for future grant.

  All options are granted at an exercise price of not less than 100% of the fair market value of the Company's Common Stock on the date of grant. Options are exercisable in such installments and upon such conditions as the Board of Directors may determine. Such terms and conditions are reflected in individual Stock Option Agreements which provide, among other things, that if an optionee fails to exercise his or her rights under an option within the year such rights arise, the optionee may nonetheless exercise his or her rights at a later date during the term of the option. Options granted pursuant to the Stock Option Plan are for a term of five years. Officers, key employees and directors of the Company, or any of its subsidiaries, are eligible to participate in the Plan. The Stock Option Plan is administered by the Compensation Committee, a committee appointed from time to time by the Board of Directors, or by the full Board if no such committee is appointed. Each member of the Board of Directors is required to abstain from voting on all decisions concerning his own participation in the Stock Option Plan.

  The following table sets forth certain information regarding stock options granted during 1994 to the Chief Executive Officer and all executive officers with compensation in excess of $100,000. The Company has not issued Stock Appreciation Rights ("SARs").

                                            PERCENTAGE
                                         OF TOTAL OPTIONS
                       OPTIONS GRANTED GRANTED TO EMPLOYEES EXERCISE EXPIRATION
NAME                   DURING 1994(9)      DURING 1994       PRICE      DATE
- ----                   --------------- -------------------- -------- ----------
Jack A. Sweeney.......     75,000             34.8%          $2.00   1/01/2000
Mark Rubin............     75,000             34.8%          $2.00   1/01/2000

  The following table sets forth certain information regarding stock options exercised during 1994 by the Chief Executive Officer and all executive officers with compensation in excess of $100,000.

                                                                  VALUE OF
                            SHARES                  NUMBER OF    UNEXERCISED
                           ACQUIRED      VALUE     UNEXERCISED   OPTIONS AT
NAME                      ON EXERCISE REALIZATION    OPTIONS      12/31/94
- ----                      ----------- ----------- ------------- -------------
                                                  EXERCISABLE/  EXERCISABLE/
                                                  UNEXERCISABLE UNEXERCISABLE
Jack A. Sweeney..........     -0-         -0-      -0-/75,000    -0-/$9,375(10)
Mark Rubin...............     -0-         -0-      -0-/75,000    -0-/$9,375(10)

- --------
(9) In order to provide a meaningful incentive to optionees, options granted in 1992 at an exercise price of $2.75 per share were cancelled in 1994 and new options granted at the then current market price of $2.00 per share.

(10) Based on a "bid" price of $2.125 per share; "ASK" price on December 31, 1994 was $2.75 per share.

CERTAIN TRANSACTIONS

  Some of the directors, officers and principal shareholders of the Company and companies with which they are associated are customers of, and have had banking transactions with, the Bank in the ordinary course of the Bank's business and the Bank expects to have banking transactions with such persons in the future. In Management's opinion, all loans and commitments to lend included in such transactions were made in compliance with applicable laws on substantially the same terms, including interest rates, collateral and repayment schedule, as those prevailing for comparable transactions with other persons of similar creditworthiness and did not involve more than a normal risk of collectibility nor contained terms unfavorable to the Bank.

  Starting on February 8, 1988, Jamco Development Corporation entered into a sublease with the Bank covering certain unused portions of the Bank's lease for Suite 800, 1801 Century Park East, Los Angeles, California. During 1994, Jamco paid the Bank $1,640 per month for its share of Suite 800, equal to the fair market value of the sublet space as determined by an independent appraisal. Messrs. Sweeney, Rubin and Lowy are each principal shareholders in Jamco.

                               REGULATORY MATTERS

  In November, 1992, the Company entered into a Memorandum of Understanding with the Federal Reserve Bank of San Francisco. The Memorandum requires the Company to devise a plan to improve the financial condition of the Company and First Regional Bank. The Memorandum also prevents the Company from declaring or paying any cash dividends without the approval of the Federal Reserve and prohibits the Company from incurring debt, other than in the ordinary course of business, without the prior approval of the Federal Reserve. The Company has also undertaken to provide periodic reports regarding the financial condition of the Company and First Regional Bank to the Federal Reserve and to improve various policies. Also, any addition or replacement of a director or senior executive officer of the Company, requires prior notification to the Federal Reserve. In management's opinion the Company is in substantial compliance with all of the provisions of the Memorandum.

  As a result of an examination of First Regional Bank conducted by the Federal Deposit Insurance Corporation (the "FDIC") as of June 22, 1992, the Board of Directors of the Bank voluntarily entered into a Stipulation to a regulatory Consent Agreement (the "Agreement") with the FDIC. The Agreement became effective on March 5, 1993. Pursuant to the Agreement, the Bank has agreed to:
(i) have and retain qualified management, with prior approval of the FDIC required for any change in the Bank's Board of Directors or Senior Management;
(ii) maintain Tier 1 capital (shareholders' equity without reserves) at not less than 7% of total assets and to develop a plan to maintain the required capital level; (iii) develop and implement a plan to reduce by collection, improvement or writing off of all assets classified "substandard" to levels acceptable to the Bank's regulators, within prescribed time frames; (iv) refrain from extending credit to or for the benefit of any borrower who had a loan classified "loss"; (v) refrain from extending credit to or for the benefit of any borrower who had a loan classified as "substandard" without the prior approval of a majority of the Bank's Board of Directors or Loan Committee; (vi) formulate and adopt improved lending and collection policies; (vii) formulate and adopt policies limiting concentrations of credit; (viii) establish, maintain and fully fund an adequate loan loss reserve and review the adequacy thereof not less than quarterly; (ix) develop and implement an acceptable plan to control overhead and maintain profitability; (x) develop and implement an assets/liability management policy to address potential volatility in the Bank's deposit structure; (xi) develop and implement policy changes pertaining to internal controls and operations; (xii) refrain from paying cash dividends without the prior approval of the FDIC and the State Banking Department; (xiii) advise the Bank's shareholder of the terms of the Agreement and; (xiv) provide the FDIC and State Banking Department with quarterly progress reports.

  In management's opinion, the Bank has already complied with or is in substantial compliance with the provisions of the Agreement.

                            INDEPENDENT ACCOUNTANTS

  The firm of Deloitte & Touche served as independent public accountants for the Company and the Bank for 1994 and will continue in those capacities in 1995.

  It is anticipated that a representative of Deloitte & Touche will be present at the Meeting to respond to appropriate questions from shareholders.

                             SHAREHOLDER PROPOSALS

  The deadline for shareholders to submit proposals to be considered for inclusion in the Proxy Statement for the Company's 1996 Annual Meeting of Shareholders is December 31, 1995.

                           SECTION 16 (A) COMPLIANCE

  Pursuant to Section 16 (a) of the Securities Exchange Act of 1934 and Securities and Exchange Commission ("SEC") regulations, the Company's directors, certain officers, and greater than 10 percent shareholders are required to file reports of ownership and changes in ownership with the SEC and to furnish the Company with copies of all such reports they file.

  Based solely on its review of copies of such reports received or written representations from certain reporting persons, the Company believes that all filing requirements applicable to its directors, officers and 10 percent shareholders were satisfied.

                                 OTHER MATTERS

  The Company's Board of Directors does not know of any matters to be presented at the Meeting other than those set forth above. However, if other matters come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote said Proxy in accordance with the recommendations of the Company's Board of Directors on such matters, and discretionary authority to do so is included in the Proxy.

  MANAGEMENT OF THE BANCORP WILL SUPPLY WITHOUT COST, UPON WRITTEN REQUEST, A COPY OF THE BANCORP'S MOST RECENT ANNUAL REPORT ON FORM 10-K INCLUDING FINANCIAL STATEMENTS AND SCHEDULES BUT WITHOUT EXHIBITS. SAID REQUEST SHOULD BE DIRECTED TO JACK A. SWEENEY, CHAIRMAN, FIRST REGIONAL BANCORP, 1801 CENTURY PARK EAST, 8TH FLOOR, CENTURY CITY, CALIFORNIA 90067.

                                          First Regional Bancorp

                                          /s/ Mark Rubin
                                          ---------------------
                                          Mark Rubin, President
                                          First Regional Bancorp

Dated: April 25, 1995

                                     PROXY
                             FIRST REGIONAL BANCORP
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 18, 1995

  The undersigned shareholder of First Regional Bancorp (the "Company") hereby nominates, constitutes and appoints Jack A. Sweeney and Mark Rubin, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on Thursday, May 18, 1995, at 11:00 a.m. at the Cedar Room, Century Plaza Hotel and Tower, 2025 Avenue of the Stars, Century City, California, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present there at, as follows:
  1. ELECTION OF DIRECTORS. Electing the following seven (7) persons to the Board of Directors to serve until the 1996 Annual Meeting of Shareholders until their successors are elected and have qualified:

                       Alexander S. Lowy       Lawrence J. Sherman
                       Thomas E. McCullough    Jack A. Sweeney
                       Frank R. Moothart       Steven J. Sweeney
                       Mark Rubin
                 AUTHORITY GIVEN [_]     AUTHORITY WITHHELD [_]

IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR SOME BUT NOT ALL OF THE NOMINEES NAMED ABOVE, YOU SHOULD CHECK THE BOX MARKED "AUTHORITY GIVEN" AND YOU SHOULD ENTER THE NAME(S) OF THE NOMINEE(S) WITH RESPECT TO WHOM YOU WISH TO WITHHOLD AUTHORITY TO VOTE IN THE SPACE PROVIDED BELOW:

- --------------------------------------------------------------------------------
  2. OTHER BUSINESS. Transacting such other business as may properly come before the Annual Meeting and and any adjournment or adjournments thereof.
                      PLEASE SIGN AND DATE ON REVERSE SIDE



  THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF "AUTHORITY GIVEN" ON PROPOSAL 1. THE PROXY CONFERS AUTHORITY AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS UNLESS A CONTRARY INSTRUCTION IS INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS. IN ALL OTHER MATTERS, IF ANY, PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

(Please date this Proxy and sign your name as it appears on the stock certificates. Executors, administrators, trustees, etc., should give their full titles. All joint owners should sign.)

I do [_] do not [_] expect to attend the Meeting.

                                           Dated: _______________________, 1995

                                           ------------------------------------
                                                    (Number of Shares)

                                           ------------------------------------
                                                 (Please Print Your Name)

                                           ------------------------------------
                                                (Signature of Shareholder)

                                           ------------------------------------
                                                 (Please Print Your Name)

                                           ------------------------------------
                                                (Signature of Shareholder)

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE CORPORATE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.